Exhibit 9







                                    September 15, 1997

Salomon Brothers Inc
Seven World Trade Center
New York, NY  10048

Structured Products Corp.
Seven World Trade Center
Room 33-130, 33rd Floor
New York, NY  10048

      Re: Structured Products Corp. Registration Statement on Form S-3 (No. 33-55860) - TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 (the "Series Trust") Fixed Rate Notes, Class A (the "Series Notes")
            ---------------------------------------------------------------


Ladies and Gentlemen:

      We have advised Structured Products Corp. (the "Company") in connection with the above captioned registration statement on Form S-3 (as amended by Post-Effective Amendment No. 4 filed by the Registrant with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") on April 22, 1997 (the "Registration Statement"), with respect to certain federal income tax aspects of the issuance by the Registrant of its notes (the "Notes"). As described in the Registration Statement, the Notes are being issued from time to time in series, with each series being issued by a trust organized under the laws of Delaware to be formed by the Registrant pursuant to a trust agreement between the Company and a trustee (the "Trustee"). Capitalized terms not otherwise  defined  herein  are  used  as  defined in the  Registration
Statement.

      In that connection, we are familiar with the proceedings taken in connection with the authorization, issuance and sale of the Series Notes to be issued by the Series Trust, and we have examined copies of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including the Registration Statement, the Series Trust Indenture and Standard Terms and Provisions of Trust Indenture pursuant to which the Series Notes are issued (together, the "Indenture"), and the prospectus dated September 15, 1997 (the "Base Prospectus") and the prospectus supplement dated September 15, 1997 with respect to the Series Notes (the "Prospectus Supplement").

Salomon Brothers Inc.                               September 15, 1997
Structured Products Corp.

      Based on the foregoing and assuming that the transactions contemplated to occur under the Registration Statement and the Indenture occur in accordance with the terms thereof, we hereby confirm that the statements under the heading "Certain Federal Income Tax Consequences" in the Prospectus Supplement, to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects with respect to those consequences or aspects that are discussed. We hereby confirm the opinion set forth in the Prospectus Supplement.

      In rendering  the  foregoing opinions, we have assumed the following:
(a) the authenticity of original documents and genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy and completeness of the information, representations and warranties made in conference or contained in the records, documents, instruments and certificates we have reviewed;
(d) the corporate power and authority of the respective parties to the Indenture to enter into and perform all of their obligations thereunder;
(e) the due authorization, execution and delivery of the Indenture on behalf of the respective parties thereto; (f) the parties' compliance with all material provisions of the Indenture; and (g) the absence of any agreements or understandings among the parties other than those contained in the Indenture or referenced therein (or otherwise called to our attention).

      We express no opinions as to matters of law other than the federal income tax laws of the United States of America, as in effect on the date hereof.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the Base Prospectus and Prospectus Supplement contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.


                              Very truly yours,